                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                             City Holding Company
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

                                    [LOGO]


                                April 30, 2001



To Our Shareholders:

     On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of shareholders of City Holding Company to be held at the Charleston Marriott Town Center located at 200 Lee Street, Charleston, West Virginia 25301, on June 13, 2001, at 1:30 p.m. We look forward to personally greeting those of you who are able to attend the meeting.

     The notice of meeting and proxy statement accompanying this letter describes the specific business to be acted upon.

     In addition to the specific matters to be acted upon, there will be a report on the progress of the Company and an opportunity for questions of general interest to the shareholders.

     It is important that your shares be represented at the meeting. Whether or not you plan to attend in person, you are requested to vote, sign, date, and promptly return the enclosed proxy in the postage-paid envelope provided.

     City Holding Company thanks you for your consideration and continued support.

                              Sincerely,

                              /s/ Philip L. McLaughlin,

                              Philip L. McLaughlin,
                              Chairman of the Board

                             CITY HOLDING COMPANY
                               25 Gatewater Road
                             Post Office Box 7520
                     Charleston, West Virginia 25356-0520

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held June 13, 2001

     Notice is hereby given that the Annual Meeting of shareholders of City Holding Company will be held at the Charleston Marriott Town Center located at 200 Lee Street, Charleston, West Virginia 25301, on June 13, 2001, at 1:30 p.m. (local time) for the following purposes:

     1. To elect seven Class Two (II) directors to serve for a term of three years and to elect three Class One (I) directors to serve for a term of two years. The names of the nominees are set forth in the accompanying proxy statement.

     2. To ratify the Board of Directors' appointment of Ernst & Young LLP as independent auditors of City Holding Company for 2001.

     3. To transact such other business as may properly come before the meeting.

     Shareholders of record at the close of business on April 25, 2001, are the only shareholders entitled to notice of and to vote at the annual shareholders meeting.

                              By Order of the Board of Directors,


                              /s/ Victoria A. Evans

                              Victoria A. Evans
                              Secretary
April 30, 2001



                               IMPORTANT NOTICE

Whether you expect to attend the meeting or not, please vote, sign, date, and return the enclosed proxy in the enclosed self-addressed, postage-paid envelope as promptly as possible. If you attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.

                             CITY HOLDING COMPANY
                               25 Gatewater Road
                             Post Office Box 7520
                     Charleston, West Virginia 25356-0520

                                PROXY STATEMENT

Information Concerning the Solicitation

     This statement is furnished in connection with the solicitation of proxies to be used at the Annual Meeting of shareholders of City Holding Company (the "Company") to be held on June 13, 2001.

     The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors of the Company. The cost of preparing, assembling, and mailing the proxy material and of reimbursing brokers, nominees, and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons will be borne by the Company. The Company does not currently intend to solicit proxies otherwise than by use of the mail, but certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their best efforts, by telephone or otherwise, to obtain proxies. The proxy materials are being mailed, on or about May 9, 2001, to shareholders of record at the close of business on April 25, 2001.

     A shareholder signing and returning a proxy on the enclosed form has the power to revoke it at any time before the shares subject to it are voted by notifying, in writing, Victoria A. Evans, City Holding Company, P.O. Box 7520, Charleston, West Virginia 25356-0520, by the execution of a proxy with a later date, or by voting in person at the Annual Meeting the shares represented by the proxy. If a shareholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a shareholder fails to specify with respect to such proposals, the proxy will be voted FOR proposals One and Two.

Shareholders' Proposals for 2002 Annual Meeting

     Shareholders' proposals intended to be presented at the 2002 Annual Meeting must be delivered to the Secretary at the principal executive offices of the Company not less than 120 calendar days prior to the first anniversary of the 2001 Annual Meeting. If the date of the 2002 Annual Meeting is changed by more than 30 days from the anniversary date of the 2001 Annual Meeting, notice by the shareholder must be received not later than 120 calendar days prior to the 2002 Annual Meeting or 10 calendar days following the date on which public announcement of the date of the 2002 Annual Meeting is first made. To be so included, all such submissions must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934. The Board of Directors directs the close attention of interested shareholders to that Rule. In addition, if the Company does not receive notice of a shareholder proposal at least 45 days before the Company first mails its proxy statement for the 2002 Annual Meeting, the persons named as proxies in the Company's proxy card for the 2002 Annual Meeting will have discretionary authority to vote on such proposal at the 2002 Annual Meeting.

Outstanding Voting Securities

     Only shareholders of record at the close of business on April 25, 2001 are entitled to vote at the Annual Meeting. On that day, there were issued and outstanding 16,887,934 shares of common stock (after deducting an aggregate of 4,979 shares held in treasury). Each share has one vote. The affirmative vote of a majority of the shares represented and entitled to vote at the Annual Meeting is required to ratify the appointment of Ernst & Young LLP. Directors are elected by a plurality of the votes cast. In all elections of directors, each shareholder shall have the right to cast one vote for each share of stock owned by him for as many persons as there are directors to be elected, or upon proper notice to the Company, he may cumulate such votes and give one candidate as many votes as the number of directors to be elected multiplied by the number of his shares of stock or he may distribute them on the same principle among as many candidates and in such manner as he shall desire. If one shareholder has given notice that he intends to cumulate votes, all shareholders may do so. The Proxies may cumulate their votes at their discretion.

     The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present for purposes of determining the presence of a quorum. As a consequence, abstentions will be counted as votes against the proposal. Because director nominees must receive a plurality of the votes cast at the meeting, a vote withheld will not affect the outcome of the election.

            STOCK OWNERSHIP OF DIRECTORS, NOMINEES FOR DIRECTOR AND
                           NAMED EXECUTIVE OFFICERS

     The Company's only authorized voting equity security is its Common Stock, par value $2.50 per share (the "Common Stock"). As discussed on the preceding pages, the Company's Common Stock has one vote per share on all matters except the election of Directors.

     The table below presents certain information as of the Record Date regarding beneficial ownership of shares of Common Stock by Directors, nominees for Director, named executive officers, and all Directors and executive officers as a group. The Company knows of no person that owns more than 5% of the outstanding Common Stock.

                                                                                   Common Shares            Aggregate
                                     Sole Voting and                                Subject to a           Percentage
  Name of Beneficial Owner          Investment Power           Other (1)          Right to Acquire (2)       Owned
------------------------------------------------------------------------------------------------------------------------
Directors:
  Samuel M. Bowling                          85,076               6,001                         -               *
  Hugh R. Clonch                             19,378              91,985                         -               *
  Robert D. Fisher                           10,316                   -                         -               *
  Jay C. Goldman                             11,332                   -                         -               *
  David W. Hambrick                          32,444               3,009                       832               *
  David E. Haden                             62,214               3,199                         -               *
  Frank S. Harkins, Jr.                      32,799              10,000                     2,777               *
  Carlin K. Harmon (3)                       43,719                   -                         -               *
  Tracy W. Hylton II (4)                     13,299                   -                         -               *
  C. Dallas Kayser (4)                       33,949                 472                         -               *
  Philip L. McLaughlin                       32,291               1,852                    17,331               *
  E. M. Payne III (4)                         4,895              54,230                         -               *
  Robert T. Rogers                           21,588               2,721                         -               *
  Mark H. Schaul (5)                         22,388               1,808                         -               *
  James E. Songer II                          5,223              10,251                         -               *
  Albert M. Tieche, Jr.                      28,892                   -                         -               *
Nominees:
  Oshel B. Craigo                             9,740                 728                         -
  William H. File, III                       12,476                 499                         -               *
  Gerald R. Francis                           1,000                   -                         -               *
  Robert E. Grist                            28,427                   -                         -               *
  James L. Rossi                              8,550                   -                         -               *
  Sharon H. Rowe                             47,488                   8                         -               *
  Mary H. Williams                            7,101              56,740                         -               *
Named Executive Officers:
  Matthew B. Call (6)                        10,363               5,949                    19,533               *
Total                                       584,948             249,452                    40,473            5.18%

_______________________________
     *     Less than 1%.

(1) Includes shares (a) owned by or with certain relatives; (b) held in various fiduciary capacities; (c) held by certain corporations; (d) held in trust by the Company's 401(k) and Profit Sharing Plan; or (e) held in trust by the Company's Employee Stock Ownership Plan (ESOP).
(2) Includes options to acquire shares of the Company's common stock that are exercisable within 60 days.
(3) Mr. Harmon will not stand for re-election to the Company's Board of Directors.
(4) Messrs. Hylton, Kayser, and Payne are nominees for re-election to the Board of Directors.
(5)  Mr. Schaul will retire from the Board of Directors at the 2001 Annual
     Meeting.
(6)  Mr. Call resigned as an executive officer in April 2001.

                      ELECTION OF DIRECTORS (Proposal 1)

     Mr. Thomas E. Lilly resigned from the Board of Directors effective March 31, 2001. Mr. Mark H. Schaul will retire from the Board of Directors at the time of the 2001 Annual Meeting. Mr. Carlin K. Harmon will not stand for re-election to the Company's Board of Directors.

     There are seven nominees for election as Class Two (II) directors to serve for terms of three years expiring on the date of the Annual Meeting in 2004. Messrs. Tracy W. Hylton, II, C. Dallas Kayser, and E. M. Payne, III currently serve as directors of the Company and will stand for re-election as Class II directors. The Board of Directors has approved Gerald R. Francis, Oshel B. Craigo, Sharon H. Rowe, and William H. File, III to stand for election as Class II nominees at the 2001 Annual Meeting with the remaining Class II Directors/nominees.

     There are three nominees for election as Class One (I) directors to serve for terms of two years expiring on the date of the Annual Meeting in 2003. The Board of Directors has approved Robert E. Grist, James L. Rossi, and Mary H. Williams to stand for election as Class I nominees at the 2001 Annual Meeting.

     Each director elected will continue in office until a successor has been elected. It is intended that the persons named in the accompanying proxy will vote to elect the seven Class II and three Class I nominees as directors, unless authority to so vote is withheld. If any nominee is unable to serve, which the Board of Directors has no reason to expect, the persons named in the accompanying proxy intend to vote for the balance of those named and, if they deem it advisable, for a substitute nominee. The names of the nominees for directors of the Company and the names of directors of the Company whose terms of office will continue after the Annual Meeting are listed in the following table.

              Name                         Age                         Business Experience
--------------------------------------------------------------------------------------------------------------------
Class II Nominees (Terms Expire in 2004):

Tracy W. Hylton, II                        52     Director - Horizon Bancorp, Inc., Beckley, WV until 1998;
Director since 1999                               President Eller, Inc., Beckley, WV (Surface Mining); President
                                                  - Gracie, Inc., Mabscott, WV (Land Leasing); President -
                                                  Lightning, Inc., Skelton, WV (Land Leasing); Vice President -
                                                  Nell Jean Enterprises, Inc., Beckley, WV (Retail); President -
                                                  Nell Jean Industries, Inc., Mabscott, WV (Mine Supply);
                                                  President - New Land Leasing Company, Inc., Skelton, WV;
                                                  President - Patience, Inc., Skelton, WV (Surface Mining);
                                                  Secretary and Treasurer - Patton, Inc.; Member - T & M, LLC,
                                                  Beckley, WV; Executive Vice President - WRM, Inc.; Member -
                                                  Harper Hotel LLC, Beckley, WV (Management Company).


C. Dallas Kayser                           49     C. Dallas Kayser, LC, Pt. Pleasant, WV (Law Firm); Owner - Twin
Director since 1995                               Rivers Realty, Pt. Pleasant, WV (Real Estate); Part Owner -
                                                  Deerfield Development, Pt. Pleasant, WV (Real Estate); Part
                                                  Owner - Twin K, Inc.; Director and Trustee - Pleasant Valley
                                                  Hospital, Inc., Pt. Pleasant, WV (Health Care); Trustee -
                                                  United Methodist Foundation of WV, Inc. (Non-profit).

E. M. Payne, III                           65     Director - Horizon Bancorp, Inc., Beckley, WV until 1998;
Director since 1999                               Partner - File, Payne, Scherer & File, Beckley, WV (Law Firm).


Gerald R. Francis                          57     Interim President and Chief Executive Officer - City Holding
                                                  Company and City National Bank, Charleston, WV since April
                                                  2001;  President - People's Bank and Trust Company,
                                                  Indianapolis, IN 1996-1999

Oshel B. Craigo                              63   Owner - Better Foods, Inc. (Restaurants); Owner - Craigo Real
                                                  Estate, Inc.; Owner - Mt. State Properties, Inc.; Owner -
                                                  Gino's Distributing Co., Inc. (Restaurants); Owner - TB Holding
                                                  Inc.; Owner - TBW Franchising; Director - City National Bank,
                                                  Charleston, WV

Sharon H. Rowe                               49   Director - City National Bank, Charleston, WV; Director -
                                                  Horizon Bancorp, Inc., Beckley, WV until 1998; Director -
                                                  Greenbrier Valley National Bank until 1999; Director of
                                                  Advertising and Public Relations, The Greebrier Resort since
                                                  1991; Vice President, Communications - The Greenbrier Resort
                                                  Management Company since 1998; West Virginia Tourism
                                                  Commission; Director - West Virginia Hospitality and Travel
                                                  Association; President - Greenbrier County Convention and
                                                  Visitors Bureau; Director - The Education Alliance; Advisor -
                                                  West Virginia School of Osteopathic Medicine

William H. File, III                         53   Partner - File, Payne, Scherer & File, Beckley, WV (Law Firm)
                                                  since 1987; Director - City National Bank, Charleston, WV since
                                                  1999; Director - Horizon Bancorp, Beckley, WV until 1998;
                                                  Director - Bank of Raleigh until 1998; Director - West Virginia
                                                  Educational Broadcasting Authority since 1995; Trustee - The
                                                  College of West Virginia

Class I Nominees (Terms Expire in 2003):

Robert E. Grist                              43   President - Grist Lumber, Inc., Smoot, WV since 1985; Director
                                                  - City National Bank, Charleston, WV since 1999; Greenbrier
                                                  Valley Economic Development Corporation until 2001

James. L. Rossi                              46   James Rossi, CPA, Pt. Pleasant, WV (Public Accounting);
                                                  President Kellen Corporation, Pt. Pleasant, WV; Tudors
                                                  Restaurants Franchise Owner/Operator, Pt. Pleasant, WV and
                                                  Gallipolis, OH; Director - City National Bank, Charleston, WV
                                                  since 1999; Director - Peoples Bank of Pt. Pleasant, Pt.
                                                  Pleasant, WV until 1998; Director/Treasurer - Mason County
                                                  Development Authority since 1984; Member - Mason County
                                                  Development Loan Fund since 1990; Director - Mason County Area
                                                  Chamber of Commerce since 2001

Mary H. Williams                             39   Pharmaceutical Sales Specialist - AstraZeneca since September
                                                  2000; Treasurer - Hooten Equipment since June 1994; Treasurer -
                                                  Virginia Street Corporation (real estate) since 1994; Director
                                                  - City National Bank, Charleston, WV since 1998; Director -
                                                  Capital State Bank, Charleston, WV from 1996-1998

Class III Directors (Terms Expire in 2002):

Samuel M. Bowling                            64   Vice Chairman of the Board - City Holding Company, Charleston,
Director since 1983                               WV; Chairman of the Board - City Holding Company until 1998;
                                                  President and Owner - Dougherty Co., Inc., Charleston, WV
                                                  (Mechanical Contractor); Owner - S. M. Bowling, Inc.,
                                                  Charleston, WV; Owner - Bowling Enterprises, Inc., Charleston,
                                                  WV.

David E. Haden                               62   President - CityInsurance Professionals, a division of City
Director since 1998                               National Bank, Charleston, WV.

R. T. Rogers                                 67   Director - Horizon Bancorp, Inc., Beckley, WV from 1985 - 1998;
Director since 1999                               President and Chief Executive Officer - R. T. Rogers Oil Co.,
                                                  Hinton, WV (Oil and Fuel Distributor); Director - National Bank
                                                  of Summers of Hinton, Hinton, WV until 1999.


Jay C. Goldman                               58   Mayor - City of Charleston, Charleston, WV; President - Goldman
Director since 1988                               and Associates, Charleston, WV (Real Estate).


Robert D. Fisher                             48   Partner - Adams, Fisher & Evans, Ripley, WV (Law Firm).
Director since 1994

Philip L. McLaughlin                         61   Chairman of the Board - City Holding Company, Charleston, WV;
Director since 1999                               Regional President (Allegheny Region) - City National Bank,
                                                  Charleston, WV; President, Chief Operating Officer and Director
                                                  - Horizon Bancorp, Inc., Beckley, WV until 1998; President,
                                                  Chief Executive Officer and Director - Greenbrier Valley
                                                  National Bank, Lewisburg, WV until 1999; Director - First
                                                  National Bank in Marlinton, Marlinton, WV until 1999; Director
                                                  - Bank of Raleigh, Beckley, WV until 1999; Director - The
                                                  Twentieth Street Bank, Inc., Huntington, WV until 1999.

Hugh R. Clonch                               61   President - Clonch Industries, Dixie, WV (Timber).
Director since 1995

Class I Directors (Terms Expire in 2003):

David W. Hambrick                            59   Director - Horizon Bancorp, Beckley, WV from 1993 - 1998;
Director since 1999                               Executive Vice President - Greenbrier Valley National Bank,
                                                  Lewisburg, WV until 1999; Director - First National Bank in
                                                  Marlinton, Marlinton, WV until 1999; Executive Vice President -
                                                  Horizon Bancorp, Inc., Beckley, WV until 1998; Chief Financial
                                                  Officer - Horizon Bancorp, Inc., Beckley, WV until 1996.

Frank S. Harkins, Jr.                        62   Chairman of the Board and Chief Executive Officer - Horizon
Director since 1999                               Bancorp, Inc., Beckley, WV until 1998; Director - National Bank of Summers of Hinton, Hinton, WV until 1999; Director -
                                                  Greenbrier Valley National Bank, Lewisburg, WV until 1999;
                                                  Director, President, and Chief Executive Officer --Bank of
                                                  Raleigh, Beckley, WV until 1999; Director - The Twentieth
                                                  Street Bank, Inc., Huntington, WV until 1999.

Albert M. Tieche, Jr.                        48   Director - Horizon Bancorp, Inc., Beckley, WV from 1992 - 1998;
Director since 1999                               Administrator and Treasurer - Beckley Hospital, Inc., Beckley,
                                                  WV until 1997; President - BHI, Inc. (surviving corporation of
                                                  Beckley Hospital Inc.), Beckley, WV; Director - Bank of
                                                  Raleigh, Beckley, WV until 1999.

James E. Songer, II                          45   President - Songer Insurance Agency; Owner - Homeseekers LLC;
Director since 2000                               Director - Bank of Raleigh until 1999.

           ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

Committees of the Board of Directors and Meeting Attendance

     The full Board of Directors met 14 times during the fiscal year ended December 31, 2000. The Executive Committee, which consists of Samuel M. Bowling, Hugh R. Clonch, C. Dallas Kayser, Philip L. McLaughlin and Edward M. Payne, III, met three times during the fiscal year ended December 31, 2000. Additionally, the Board has Audit, Compliance, Legal, Strategic Planning and Trust Committees. No director attended fewer than 75% of the meetings of the Company's Board of Directors, or its Committees, held during fiscal year 2000.

     During 2000, the Audit Committee included Mark Schaul (Chairman), Robert D. Fisher, Thomas E. Lilly and Albert M. Tieche, Jr., none of whom is employed by the Company. The Committee met 11 times during 2000. Members of the Audit Committee are "independent," as that term is defined in the listing standards of The Nasdaq Stock Market Inc. The Audit Committee recommends the engagement of the independent auditors, considers the scope of the audit, reviews the activities and recommendations made by the Company's internal auditors, and considers comments made by the independent auditors with respect to the Company's internal control structure.

     During 2000, the Compensation Committee included Jay C. Goldman (Chairman), Samuel M. Bowling and Robert T. Rogers, none of whom is employed by the Company. The Compensation Committee's function is to make recommendations to the Board with respect to the compensation of executive officers and certain other officers who participate in the Company's Stock Incentive Plan. The Committee met once during the year 2000. Following the committee meeting, it was determined that all matters relating to compensation would be referred to the Executive Committee of the Board for review and consideration.

     In July 2000, the Board formed a special committee, the CEO Search Committee. This special committee was formed for the purpose of recruiting and selecting a candidate to replace the Company's former President and CEO, who resigned in June 2000. Committee members included, C. Dallas Kayser (Chairman), Samuel M. Bowling, Hugh R. Clonch, Jay C. Goldman, Tracy W. Hylton, II, Philip
L. McLaughlin and Edward M. Payne, III. The committee met five times during the fiscal year ended December 31, 2000.

     The full Board of Directors functions as a Nominating Committee. Pursuant to the Company's Amended and Restated Bylaws, the Board will consider nominees recommended by shareholders if such recommendations are submitted to the Secretary at the principal executive offices of the Company not less than 120 calendar days prior to the first anniversary of the previous year's annual meeting. If no annual meeting was held in the previous year or the date of the annual meeting was changed by more than 30 days from the anniversary date of the previous year's annual meeting, notice by the shareholder must be so received not later than 120 calendar days prior to such annual meeting or 10 calendar days following the date on which public announcement of the date of the meeting is first made. Nominations of persons for election to the Board of Directors may be made only (A) by the Board of Directors or the Chief Executive Officer, or
(B) by any shareholder entitled to vote at the meeting who complies with the requirements of the Securities Exchange Act of 1934 (the "Exchange Act") and rules and regulations promulgated thereunder and the procedures set forth in the Company's Amended and Restated Bylaws.

Compensation of Directors

     Through June 2000, the Company's Directors who were members of the Executive Committee were paid a fee of $3,500 per quarter, regardless of attendance. Directors who were not members of the Executive Committee were paid a fee of $1,500 per quarter, regardless of attendance. The Audit Committee and Compensation Committee members were paid a fee of $500 for each committee meeting attended. In July 2000, the fee structure for Board and Committee meetings was modified. Following the amendment to the fee structure, all Company Directors are paid a fee of $500 for each Board meeting attended and $250 for each Committee meeting attended. Directors who are also officers of the Company and its subsidiaries receive no compensation for attendance at Board or Committee meetings.

Report of the Audit Committee

     The Audit Committee of the Board of Directors (the "Audit Committee") is composed of four independent directors and operates under a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Appendix A. The Audit Committee recommends to the Board of Directors, subject to shareholder ratification, the selection of the Company's independent accountants. Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. In this context, the Audit Committee has met and held discussions with management and Ernst & Young LLP ("Ernst & Young"), the Company's independent accountants.

     Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and Ernst & Young.

     The Audit Committee has discussed with Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Accounting Standards).

     The Audit Committee has also received the written disclosures and the letter from Ernst & Young relating to the independence of that firm as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Ernst & Young that firm's independence from the Company. The Audit Committee has also considered whether the provision of services by Ernst & Young covering financial information systems design and implementation and other services is compatible with maintaining Ernst & Young's independence.

     Based upon the Audit Committee's discussions with management and Ernst & Young and the Audit Committee's review of the representation of management and the report of Ernst & Young to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

                              Respectfully submitted,

                              Mark H. Schaul, Chairman
                              Robert D. Fisher
                              Thomas E. Lilly
                              Albert M. Tieche, Jr.

March 28, 2001

                  EXECUTIVE OFFICERS OF CITY HOLDING COMPANY

At December 31, 2000, the executive officers of the Company were as follows:

              Name                 Age                        Business Experience
-------------------------------------------------------------------------------------------------------
Philip L. McLaughlin               61        Executive Vice President - City Holding Company
                                             and Regional President - City National Bank

Robert A. Henson (1)               40        Acting Chief Executive Officer and Chief Financial
                                             Officer - City Holding Company; Chief Financial
                                             Officer - City Holding Company since 1990

Matthew B. Call (2)                43        Executive Vice President - City Holding Company
                                             since 1998; Senior Vice President - City Holding
                                             Company from 1994 - 1998

(1) Robert A. Henson resigned as an executive officer of the Company effective March 31, 2001.
(2) Matthew B. Call resigned as an executive officer of the Company effective April 30, 2001.

EXECUTIVE COMPENSATION

     The following table sets forth the annual compensation for the Company's Chief Executive Officer and its other most highly paid executive officers, as well as the total compensation paid to each individual during the Company's last three fiscal years:

                           Summary Compensation Table
                           --------------------------

                                                                                                    (2)            Securities
          Name and                                                           (1)                 All Other         Underlying
     Principal Position                      Year       Salary ($)        Bonus ($)          Compensation ($)      Options (#)
--------------------------------------------------------------------------------------------------------------------------------
Steven J. Day (3)                           2000        $265,390          $     -                   $ 7,817                 -
 Former President, Chief                    1999         240,000                -                    25,043            15,000
 Executive Officer and Director             1998         209,773                -                    18,789            25,900

Philip L. McLaughlin                        2000         180,000                -                    12,744                 -
 Executive Vice President and               1999         180,000                -                    17,082            15,000
 Chairman of the Board                      1998         175,534           23,182                     1,600             2,777

Robert A. Henson (4)                        2000         150,000           75,000                    16,103                 -
 Acting Chief Executive Officer             1999         150,000                -                    24,084            15,000
 and Chief Financial Officer                1998         105,375                -                    17,006            15,461

Matthew B. Call (5)                         2000         150,000           55,000                    13,577                 -
 Executive Vice President                   1999         150,000                -                    24,965            15,000
                                            1998          92,880                -                    16,263            15,339

(1)  Includes bonus awards under the Company's Incentive Plan.
(2) Includes the imputed value of life insurance benefits, automobile allowances and Company matching and profit-sharing contributions under the Company's Profit-Sharing and 401(k) Plan, which was implemented January 1, 1991, and the Company's ESOP, which was implemented January 1, 1996.
(3) Mr. Day resigned as a director and executive officer of the Company effective June 14, 2000.
(4) Mr. Henson resigned as an executive officer of the Company effective March 31, 2001.
(5) Mr. Call resigned as an executive officer of the Company effective April 30, 2001.

Summary of Stock Option Activity

     No stock options were granted or exercised during 2000. The following table presents the value of unexercised options held by the named executives at December 31, 2000:


                                                              Number of Securities        Value of Unexercised
                                                             Underlying Unexercised       In-the-Money Options
                                                             Options at Fiscal Year-       at Fiscal Year-End
                          Shares Acquired       Value       End (#) Exercisable (E)/      ($) Exercisable (E)/
       Name               on Exercise (#)     Realized ($)     Unexercisable (U)           Unexercisable (U)
--------------------------------------------------------------------------------------------------------
Philip L.  McLaughlin             -               -                17,331 (E)                    -
                                                                   10,222 (U)

Robert A. Henson                  -               -                21,323 (E)                    -
                                                                   16,475 (U)                    -

Matthew B. Call                   -               -                19,533 (E)                    -
                                                                   16,014 (U)                    -

Executive Committee Report on Executive Compensation

To the Board of Directors of City Holding Company:

     Beginning in 2000, the Executive Committee's responsibilities expanded to include overseeing the compensation of the executive officers of the Company. The Executive Committee therefore submits the following report of its deliberations with respect to compensation of the Company executives, including the Company's former Chief Executive Officer, Mr. Day, for 2000:

     City Holding executives are generally compensated under the Company's Incentive Plan (the "Incentive Plan") adopted in 1992. The Incentive Plan is designed to link executive compensation to the performance of the Company and to provide levels of compensation adequate to attract and to retain quality management. Compensation under the Incentive Plan includes base salaries with provisions for annual increases and bonuses, including stock options, based on individual and corporate performance. Bonuses are paid one-half in cash and one-half in Common Stock, while stock options are awarded at the Committee's discretion. Maximum salary increases (as a percentage of the percentage increase in the Consumer Price Index) and bonuses, including stock options, (as a percentage of salary) are calculated under the Incentive Plan based upon performance as measured by annual return on average assets and return on average equity. The Committee believes that these ratios best measure performance that is likely to translate into increased shareholder value. The Incentive Plan may be amended or rescinded at any time.

     Base Salaries. Base salaries for Mr. Day, Mr. McLaughlin, Mr. Henson and Mr. Call were determined in accordance with the minimum salary provisions of their respective employment agreements. Base salaries for all other executives were not increased in 2000.

     Annual Bonuses. The Executive Committee approved cash bonuses to Messrs. Henson and Call of $75,000 and $55,000, respectively, for 2000.

     Stock Options. Executive officers of the Company were awarded no stock options during 2000.

                              Respectfully submitted,

                              Samuel L. Bowling
                              Hugh R. Clonch
                              C. Dallas Kayser
                              Philip L. McLaughlin
                              Edward M. Payne, III

              OTHER EXECUTIVE COMPENSATION PLANS AND ARRANGEMENTS

Employment and Consulting Agreements

     The Company has entered into employment agreements with Philip L. McLaughlin, Robert A. Henson and Matthew B. Call (individually, the "named executive"). The agreements specify terms of employment, including compensation. The contracts were entered into on December 31, 1998 and terminate on the day next preceding the fifth (for Mr. McLaughlin) and third (for Messrs. Henson and Call) anniversary of the date of the contracts, except that on each monthly anniversary date, the agreements are automatically extended for an additional month. The agreements provide that if the named executive voluntarily terminates his employment at any time after December 31, 2000, the named executive will be entitled to receive annually 60% of his Termination Compensation, as defined, until the earlier of (i) five years from the date on which the named executive voluntarily terminates employment or (ii) the date on which the named executive reaches age 65. In the event the named executive's employment is terminated by the Company other than for "just cause", the named executive will receive the highest amount of annual cash compensation received during any of the preceding five calendar years in each year until the end of the term of the agreement. In the event of a change of control of the Company, the named executive may voluntarily terminate employment with the Company up until twenty-four months after the change of control and be entitled to receive in lump sum (i) any compensation due but not yet paid through the date of termination and (ii) an amount equal to Termination Compensation multiplied by a factor of 2.99.

     The Company has also entered into an employment and consulting agreement with Frank S. Harkins, Jr., a director. The agreement was entered into on December 31, 1998 and specified a term of employment until June 1, 1999, with a consulting arrangement comprising business development and retention activities commencing on that date and continuing for five years thereafter. The agreement specifies the terms of the employment and consulting arrangement, including annual compensation of $200,000. In the event Mr. Harkins' employment or consulting arrangement is terminated by the Company other than for "just cause", Mr. Harkins will continue to receive the annual cash compensation in each year until the end of the term of the agreement.

     Mr. Day resigned as a director and executive officer of the Company effective June 14, 2000. With the Board of Directors' concurrence, Mr. Day's resignation was characterized as a "termination without Just Cause" under the terms of his employment agreement. Mr. Day will receive approximately $294,000 annually for a period of five years from the date of his resignation. Additionally, the Company will continue to provide health insurance coverage for Mr. Day and his family for five years, and Mr. Day retained ownership of certain Company assets dedicated to his personal use.

     Mr. Henson resigned as an executive officer of the Company effective March 31, 2001. In accordance with Mr. Henson's employment contract, Mr. Henson will receive approximately $135,000 annually for a period of five years from the date of his resignation. Additionally, the Company will continue to provide health insurance coverage for Mr. Henson and Mr. Henson retained ownership of certain Company assets dedicated to his personal use.

     Mr. Call resigned as an executive officer of the Company effective April 30, 2001. Mr. Call and the Company have entered into a severance agreement which modified the payment schedule set forth in Mr. Call's employment contact as follows: In May 2001, Mr. Call will receive a lump sum distribution of approximately $211,000; beginning on May 30, 2001 through May 15, 2003, Mr. Call will receive approximately $127,000 annually; beginning on May 30, 2003 through May 15, 2005, Mr. Call will receive approximately $63,000 annually. Additionally, the Company will continue to provide health insurance coverage for Mr. Call and Mr. Call received a $15,000 credit toward the purchase of his Company vehicle and retained ownership of certain other Company assets dedicated to his personal use.

Stock Incentive Plan

Shares Subject to Option; Administration

     The Company's Executive Committee administers the Stock Incentive Plan. The Committee may delegate its authority to administer the Stock Incentive Plan to an officer of the Company. Under the Stock Incentive Plan a total of 1,300,000 shares of Common Stock may be issued upon the exercise of options, stock appreciation rights and stock awards. This limitation can be adjusted, as the Executive Committee determines is appropriate, in the event of a change in the number of outstanding shares of Common Stock by reason of a stock dividend, stock split, combination, reclassification, recapitalization or other similar events.

Eligibility

     Key employees of the Company and its related entities and individuals who provide services to the Company and its related entities are eligible to participate in the Stock Incentive Plan.

Plan Benefits

     The Committee may, from time to time, grant stock options, stock appreciation rights ("SARs"), or stock awards to Stock Incentive Plan participants. Options granted under the Stock Incentive Plan may be incentive stock options ("ISOs") or nonqualified stock options. The Committee will fix the option price at the time the option is granted, but in the case of an ISO, the price cannot be less than the shares' fair market value on the date of grant. The option price may be paid in cash, or, with the Committee's consent, with shares of Common Stock, a combination of cash and Common Stock, or in installments.

     SARs entitle the participant to receive the excess of the fair market value of a share of Common Stock on the date of exercise over the initial value of the SAR. The initial value of the SAR is the fair market value of a share of Common Stock on the date of grant.

     SARs may be granted in relation to option grants ("Corresponding SARs") or independently of option grants. The difference between these two types of SARs is that to exercise a Corresponding SAR, the participant must surrender unexercised that portion of the stock option to which the Corresponding SAR relates.

     Participants may also be awarded shares of Common Stock pursuant to a stock award. The Committee may prescribe that a participant's right in a stock award shall be nontransferable or forfeitable or both unless certain conditions are satisfied. These conditions may include, for example, a requirement that the participant continue employment with the Company for a specified period or that the Company or the participant achieves stated objectives.

     The Stock Incentive Plan provides that outstanding options and SARs will become exercisable and outstanding stock awards will be earned in full and nonforfeitable upon a change in control.

Duration of Stock Incentive Plan

     No option, SAR or stock award may be granted under the Stock Incentive Plan after March 8, 2003.

Termination, Suspension, or Amendment of Stock Incentive Plan

     The Company's Board of Directors may, without further action by shareholders, terminate or suspend the Stock Incentive Plan in whole or in part. The Board of Directors may also amend the Stock Incentive Plan except that no amendment that increases the number of shares of Common Stock that may be issued under the Stock Incentive Plan or changes the class of individuals who may be selected to participate in the Plan will become effective until it is approved by shareholders.

Employee Benefit Plans

     Under the Company's Profit Sharing & 401(k) Plan (the "Plan"), a deferred compensation plan under the Internal Revenue code, eligible participants, including Messrs. McLaughlin, Henson, and Call, may contribute from 1% to 15% of pre-tax earnings to their Plan accounts. Contributions may be invested in any of six investment options as selected by the participant, including Company Common Stock. The Company matches, in its Common Stock, 50% of the first 6% of earnings contributed by each participant. Although the profit sharing features of this Plan remain intact, future profit sharing contributions, if any, are expected to be made to the Employee Stock Ownership Plan.

     City Holding Company's Employees Stock Ownership Plan ("ESOP"), covers all eligible employees, including Messrs. McLaughlin, Henson, and Call, who have completed one year of service and have attained the age of 21. The ESOP plan was created January 1, 1996, and includes both a Money Purchase and a Stock Bonus feature. Annually, the Company will contribute to the Money Purchase account an amount equal to 9% of eligible compensation. In June 2000, the Company suspended contributions to the Money Purchase account. The Stock Bonus account contributions are discretionary and are determined annually by the Company's Board of Directors. Contributions to all executive officers of the Company aggregated $18,000, and included contributions of $6,750, $5,625, and $5,625, respectively, to Messrs. McLaughlin, Henson, and Call.

                               STOCK PERFORMANCE

     The following graph sets forth the cumulative total shareholder return (assuming reinvestment of dividends) to City Holding Company's shareholders during the five-year period ended December 31, 2000, as well as an overall stock market index (The Nasdaq Stock Market Index) and the Company's Peer Group. The Peer Group consists of publicly-traded financial institutions over $1 billion but less than $5 billion in assets headquartered in Ohio, Pennsylvania, Virginia, Kentucky, and Maryland.


                                    [GRAPH]


        CERTAIN TRANSACTIONS INVOLVING DIRECTORS AND EXECUTIVE OFFICERS

     During 2000, the Company and its subsidiaries had, and expect to have in the future, banking transactions with officers and directors of the Company, their immediate families and entities in which they are principal owners (more than 10% interest). The transactions are in the ordinary course of business and on substantially the same terms, including interest rates and security, as those prevailing at the same time for comparable transactions with others and do not involve more than the normal risk of collectibility or present other unfavorable factors.

     The Company has entered into employment agreements and an employment and consulting agreement with certain of its named executive officers and directors. See Employment and Consulting Agreements above under the section titled Other Executive Compensation Plans and Arrangements.

            SECTION 16(a) BENEFICAL OWNERSHIP REPORTING COMPLIANCE

     The Company's executive officers and directors are required under the Securities and Exchange Act of 1934 (the "Exchange Act") to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of these reports must also be furnished to City Holding. Based solely upon the review of copies of such reports furnished to the Company through the date hereof, or written representations that no reports were required, the Company believes that during 2000, all filing requirements applicable to its officers and directors were met.

               APPOINTMENT OF INDEPENDENT AUDITORS (Proposal 2)

     Subject to ratification by the Company's shareholders, the Company's Board of Directors has appointed Ernst & Young LLP as independent auditors to audit the consolidated financial statements of the Company for the year ending December 31, 2001.

     Representatives of Ernst & Young are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Audit Fees

    The Audit Committee has reviewed and approved the following aggregate fees billed to the Company during the fiscal year ended December 31, 2000 by the Company's principal accounting firm, Ernst & Young, LLP:

     Audit Fees......................................................................   $289,000
     Financial Information Systems Design and Implementation Fees....................       none
     All Other Fees (including fees for audit-related services of $678,000)..........   $758,000

Recommendation

     The affirmative vote of a majority of the shares represented and entitled to vote at the annual meeting is required to ratify the appointment of Ernst & Young LLP. The Board of Directors unanimously recommends the shareholders vote "FOR" such ratification.

                                 OTHER MATTERS

     As of the date of this proxy statement, the Board of Directors is not informed of any matters, other than those stated above, that may be brought before the meeting. However, if any other matters are brought before the meeting, the persons named in the enclosed form of proxy or their substitutes will vote with respect to such matters in accordance with their best judgment.


                                  By Order of the Board of Directors,


                                  /s/ Victoria A. Evans


                                  Victoria A. Evans
                                  Secretary

April 30, 2001

                                  Appendix A

                            AUDIT COMMITTEE CHARTER
                             Adopted June 12, 2000

  ORGANIZATION

  This Charter governs operations of the City Holding Company (CHCO) Audit Committee. The Committee will review and reassess this charter annually and obtain approval of the CHCO Board of Directors for its initial adoption and any subsequent revisions. The Committee appointed by the Board will meet regulatory requirements for independence and financial literacy with at least one Committee member possessing required accounting or related financial management expertise.

  The CHCO Audit Committee will meet on a monthly basis in a joint meeting with the City National Bank Audit Committee. These joint Audit Committee meetings will focus on reporting from CHCO's risk control functions, which include internal audit, compliance management, internal loan review, and quality control. Reports from independent auditors will be made as required by regulation and as outlined in this charter.

  STATEMENT OF POLICY

  The Audit Committee will provide assistance to the Board in fulfilling its oversight responsibilities to shareholders, the investment community, and others. This oversight relates to CHCO's financial statements and the financial reporting process, the systems for internal accounting and financial controls, the internal audit function, the annual independent audit of CHCO's financial statements, and the legal compliance and ethics programs as established as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain open communication between the Committee, independent auditors, internal auditors, and CHCO executive management. To meet its responsibilities, the Committee is authorized to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel and the power to retain outside counsel or other experts for this purpose.

  RESPONSIBILITIES AND PROCESSES

  The primary responsibility of the Audit Committee is to oversee the CHCO financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee should take appropriate actions to establish an environment conducive to quality financial reporting, sound business practices, and ethical behavior.

     The Committee will implement the following recurring processes to carry out its oversight responsibilities. These processes are to serve as a guide to which should be revised or supplemented as needed.

1. The Committee will have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of CHCO shareholders.

2. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors.

3. The Committee will discuss with the auditors their independence from management and the Company and the matters included in written disclosures required by the Independence Standards Board.

4. On an annual basis, the Committee will review and recommend to the CHCO Board the selection of the Company's independent auditors, subject to shareholder approval.

5. Through discussions with the internal auditors and the independent auditors, the Committee will assess audit schedules and scopes, and the adequacy of staffing and compensation. On an ongoing basis, the Committee will meet with the internal and independent auditors, without management present, to discuss the results of their examinations.

6. The Committee will meet with the internal and independent auditors and CHCO executive management to discuss the adequacy and effectiveness of the accounting and financial controls, including systems to manage and monitor business risk, and legal and ethical compliance programs.

7. The Committee will review all interim financial statements with CHCO executive management and the independent auditors prior to filing the Company's Quarterly Report on Form 10-Q. The Committee will also discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

8. The Committee will review annual financial statements with the independent auditors and CHCO executive management prior to filing the Company's Annual Report on Form 10-K. Issues to be addressed in this review include the quality of accounting principles, the reasonableness of significant judgements, and the clarity of the disclosures in the financial statements. The Committee will also discuss the results of the annual audit and any other matters where communication to the committee is required under generally accepted auditing standards.

                             CITY HOLDING COMPANY
                             Post Office Box 7520
                     Charleston, West Virginia 25356-0520

         PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS - JUNE 13, 2001
 (THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CITY HOLDING
                                   COMPANY)

The undersigned shareholder of City Holding Company hereby appoints John W. Alderman, III and Victoria A. Evans and each of them, with full power of substitution, as proxies and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of City Holding Company held of record by the undersigned on April 25, 2001 at the 2001 Annual Meeting of Shareholders to be held on June 13, 2001 or any adjournment or adjournments thereof. The undersigned shareholder authorizes the proxies to cumulate their votes at their discretion.

The Board of Directors recommends a vote FOR Proposals 1 and 2.

(1) PROPOSAL TO ELECT SEVEN CLASS II DIRECTORS TO SERVE FOR TERMS OF THREE YEARS AND THREE CLASS I DIRECTORS TO SERVE FOR TERMS OF TWO YEARS.

               FOR    [_] (except as marked     WITHHOLD AUTHORITY         [_]
                      to the contrary below)

               CLASS II NOMINEES:

                              Tracy W. Hylton, II      Oshel B. Craigo
                              C. Dallas Kayser         Sharon H. Rowe
                              Edward M. Payne, III     William H. File, III
                              Gerald R. Francis

               CLASS I NOMINEES:

                              Robert E. Grist          Mary H. Williams
                              James L. Rossi

     To withhold authority to vote for any individual nominee, strike a line through the nominee's name above.

(2) PROPOSAL TO RATIFY THE BOARD OF DIRECTORS' APPOINTMENT OF ERNST & YOUNG, LLP AS THE INDEPENDENT AUDITORS FOR CITY HOLDING COMPANY FOR 2001

                  FOR   [_]     AGAINST  [_]    ABSTAIN   [_]

(3) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2. You may revoke this proxy at any time prior to the
      ---
time it is voted at the Annual Meeting.

                                             Dated _______________, 2001



                                             __________________________________
                                             Signature



                                             __________________________________
                                             Signature, if held jointly

                                             Please date and sign exactly as
                                             name appears hereon. If shares are
                                             held jointly, each shareholder
                                             should sign. Agents, executors,
                                             administrators, guardians,
                                             trustees, etc. should use full
                                             title, and, if more than one, all
                                             should sign. If the shareholder is
                                             a corporation, please sign full
                                             corporate name by the president or
                                             another authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.

                                             Please mark, sign, date and return
                                             the proxy promptly using the
                                             enclosed envelope.